Exhibit 10.21

American CareSource Holdings, Inc.
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission
Confidential Portions denoted by [***]

 Final
7/2/2007

ANCILLARY CARE SERVICES
NETWORK ACCESS AGREEMENT

This Ancillary Care Services Network Access Agreement (the “Agreement”), dated as of July 2, 2007, by and between American CareSource Holdings, Inc. d/b/a Ancillary Care Services, Inc. (“ ACS “), and Texas True Choice, Inc. and its subsidiaries set forth on Schedule A attached hereto, which may be updated from time to time (collectively, the “ Client “) shall be effective as of May 21, 2007, the “ Effective Date “.

WHEREAS, ACS is engaged in the business of developing, maintaining and providing access to networks of providers engaged in ancillary health care services and in administrating comprehensive ancillary health care services for various types of medical benefit plans; and

WHEREAS, Client desires to utilize ACS’ Network Providers and active referral management services in order to provide benefits for ancillary health care services to its Participants; and

WHEREAS, Client shall provide claim consolidation and routing service to ACS to facilitate the automated repricing of claims, generating reductions in various charges for ancillary health care services that are Covered Services provided to Client Participants;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the parties agree as follows:

1.	DEFINITIONS

1.1.           ”Benefit Plans” means any type of health care benefit provided either directly by Client to its customers, including insured, health maintenance organization or self-insured plans, or through administrative services contracts between Client and other payors, including those with employers, third party administrators, affiliates and subsidiaries.

1.2.           ”Covered Services” is defined to include those ancillary care services included on Attachment A hereto.

1.3.           ”Revenue” means the amount of money ACS actually collects from the Payor.

1.4.           ”Network Provider” means any provider of Covered Services that has agreed to participate as an ACS network provider and is a party to an ACS Provider Agreement.

1.5.           ”Participant” means any covered person under a Benefit Plan and who is entitled to benefits for Covered Services.

1.6.           ”Participant Expenses” means any amounts that are the responsibility of the Participant or the appropriate responsible party, other than ACS, to pay in accordance with his or her Benefit Plan, including co-payments, coinsurance and deductibles.

1.7.           ”Payor” means a payor or entity providing or administering a Benefit Plan on behalf of the Client for the Participant.

1.8.           ”Provider Agreement” means a contract by and between ACS and a Network Provider pursuant to which a Network Provider shall provide certain ancillary services.

2.	REPRESENTATIONS AND OBLIGATIONS OF ACS

2.1.           Network Providers.

 (a)           Access to Network Providers and Credentialing.  During the term of this Agreement, ACS warrants that it shall maintain a fully credentialed network of ancillary care providers and shall provide Client Participants access to its Network Providers.

 (b)           Network Provider Information.  ACS shall deliver the names and demographics for each of its Network Provider to Client on a monthly basis in a mutually agreed-upon electronic format.  Network Providers that have also entered into agreements with the Client shall provide Covered Services to the Client pursuant to its respective ACS Provider Agreement.  Client shall take such action as is necessary to provide that the agreement between ACS and the relevant Network Provider shall prevail over such existing agreements.

 (c)           Requested Additions and Deletions of Network Providers.  ACS shall use its best efforts to recruit additional Network Providers to meet the needs of the Client when requested by Client in writing.  If Client requests the deletion or suspension of a Network Provider from the list of those Network Providers providing Covered Services to Client Participants, ACS shall immediately contact Client to determine the factual situation necessitating the change and shall work with Client to obtain a mutually satisfactory solution.

 (d)           Activation Date.  ACS shall notify each of its respective Network Providers within ten (10) business days of the Effective Date of this Agreement to inform the Network Providers that it shall begin to provide Covered Services to Client Participants.

2.2.           Claims Processing of Covered Services and Repricing.

 (a)           ACS shall require that Network Providers submit claims for Covered Services provided to Client Participants to the electronic or U.S. mail addresses established by Client or Payor.

 (b)           ACS shall provide repricing services for Client in accordance with this Agreement.  ACS shall reprice claims using the customer fee schedule calculations attached hereto as Attachment B.

2.3.           Payment of Network Providers.  Following receipt from Client of payment for Covered Services provided to Client Participants, ACS shall pay the Network Providers who provided the Covered Services in accordance with such Network Provider’s respective ACS Provider Agreement.  ACS shall provide all Explanation of Payment or Explanation of Benefits forms to such Network Providers when payment is made, which shall allow the Network Provider to collect remaining allowable Participant Expenses for the Covered Services.

2.4.           Network Provider Relations.  ACS shall provide Network Provider relation services for Network Providers for claims paid by ACS to the Network Provider, including toll-free telephone lines, to address any payment or claims review issues involving the payment of the claim under the ACS Provider Agreement.

2.5.           Assignment of Payment for Services.  ACS Provider Agreements shall allow for the assignment to Payors of the right to collect payments for services provided.

2.6.           Reports.  ACS shall provide Client with information and reports on a monthly basis regarding the amount of savings realized, payment activity, utilization data and such other information as shall be mutually agreed upon, in such format, electronic or hard copy, as agreed upon by the parties.

2.7.           Binding Effect.  ACS is a corporation duly existing and in good standing under the laws of the State of Delaware, and it has the corporate authority to enter into this Agreement.

3.	REPRESENTATIONS AND OBLIGATIONS OF CLIENT

3.1.           Claims Routing Services.  Client shall collect, consolidate and transmit claims from Network Providers to ACS on a timely basis for repricing.  Client shall accept change in “pay to” status of the claim and route each repriced claim to the appropriate Payor.

3.2.           Claims Processing of Covered Services. Payors shall collect, consolidate and adjudicate all claims from Network Providers in accordance with the eligibility and benefit parameters specified by Participant’s benefit plan and subsequently remit such claims to ACS for repricing in accordance with Section 2.2(b) above. Payment shall be made as provided in Section 4 of this Agreement. Payor shall ensure that each claim paid pursuant to this Agreement is accompanied by applicable

Explanation of Payment form or Explanation of Benefits form to enable ACS to provide such information to the Network Provider, including the amount of Participant Expense for each such claim.  Payor shall prepare all Explanation of Benefits forms for Participants reflecting the benefit payment amounts paid to ACS for claims from Network Providers, as well as remaining amounts that may be Participant Expenses.

3.3.           Network Provider Information.  All Network Providers for Covered Services shall be listed in all provider directories and resource materials for Client Participants, regulatory authorities, and prospective participants and groups, including printed and on-line or electronically-accessed directories.  Client agrees to update these listings with information provided by ACS at the same time that it routinely updates such listings for Client contracted providers, but no less frequently than monthly.  Client shall provide ACS with applicable Benefit Plan coverage codes, eligibility verification contact information and related information to allow ACS to furnish this information to its Network Providers.

3.4.           Licenses and Compliance with Law; Binding Effect.  Client represents and warrants that it holds, and will throughout the term of this Agreement continue to hold, all licenses required by applicable law to conduct its current healthcare business.  Client further represents and warrants that it has the corporate authority and is duly authorized to enter into this Agreement and to bind its employees and agents pursuant to the terms of this Agreement.  Client shall provide written notice to ACS within ten (10) business days of (i) any formal proceeding, challenge or change concerning Client’s licensure; or (ii) receipt of any notice from any governmental authority of noncompliance with any applicable federal, state or local law and regulations that would affect the terms or services provided pursuant to this Agreement.

3.5.           Preauthorization and Referrals.  Payor shall continue to administer its preauthorization and referral policies for Participants under its Benefit Plans, including all requirements for preauthorization of Covered Services, for Network Providers.

3.6.           Use of Trademarks and Name.  Client shall allow ACS to include Client’s name on all Explanation of Payment or Explanation of Benefits forms sent to Network Providers from ACS.  Any correspondence sent by ACS to Client Participants concerning payments to Network Providers may also include such information and, upon separate agreement, use of the Client trademarks or service marks, or, alternatively, Client will provide paper forms including such information for use by ACS exclusively for such Participants.

3.7.           Applicability to Client Benefit Plans.  Client shall provide ACS with a complete listing of Payors (“Payors Listing”) that shall use the Network Providers for Covered Services provided to Participants, subject to the agreement of ACS.  The Payors Listing shall be submitted to ACS on a monthly basis in a mutually agreed-upon electronic format.  This Payors Listing shall include:  group name, group number, address, effective date of group, contact for benefits or eligibility and claim submission address.  Any change or addition to such programs shall be negotiated with ACS prior to implementation, and additions shall be provided at least twenty business days prior to the effective date of the change to allow ACS adequate time to provide such information to its Network Providers.

4.	PAYMENT FOR SERVICES AND COMPENSATION

4.1.           Client Payments.  When Payor has finally adjudicated the repriced Network Provider claims for Participants, it will remit all Benefit Plan payments to ACS for each such Network Provider.  Payor will pay ACS the repriced amount, less applicable Participant Expense.  Payor will utilize ACS’ tax identification number for all such payments, recognizing the assignment of the claim from the Network Provider to ACS.  Payments to ACS shall be made as soon as possible following adjudication of the claim to ensure satisfaction of timely claims payment guidelines.  Payments to ACS shall be accompanied by accurate benefit explanations and calculation of Participant Expenses that will allow ACS to make payment and provide appropriate claims reconciliation information to Network Providers.  The parties may agree to electronic transfers of payments and payment information.

4.2.          Compensation to Client.

(a)           TTC Fee.  During the Term of this Agreement, ACS shall pay to the Client the following:

(i)           Administrative Fee Payment.  ACS shall pay the Client a monthly management fee equal to the percentage of the ACS Revenue of the Client Business set forth on Attachment C that is collected as Revenue as reflected in the financial records of ACS..  All payments to the Client of the Administrative Fee shall be based on cash received and cash paid out by ACS.  Monthly payments to the Client representing the Administrative Fee shall be paid on the 15th of each month for the month immediately preceding.

(ii)           Implementation Payments.  ACS shall make up to four payments to the Client as a fixed implementation fee for the Client’s achievement of certain implementation targets as specified in Attachment C attached hereto, not to exceed [***] in the aggregate.  These targets will be measured as (i) the Client presenting for processing by ACS a percentage of its payors set forth in Attachment C actually and actively submitting claims to ACS and (ii) the attainment of monthly Revenue for Covered Services set forth in Attachment C.

Notwithstanding the above, it is the intention of the parties that the Client is to receive an aggregate fee (meaning the total of the Administrative Fee Payment and Implementation Payment) of [***] of the total Revenue attributable to all Covered Services (the “Client Business”) provided to Client Participants during the Term of this Agreement (the “TTC Fee”).  Commencing upon the 33rd month of the Term of the Agreement, ACS and the Client shall calculate the total aggregate amount of the Administrative Fee Payments and Implementation Payments paid to the Client and reconcile such payments to equal [***] of the total Revenue attributable to the Client Business.  Upon such reconciliation, any differences in the reconciled TTC Fee shall be paid to the Client by ACS or reimbursed to

ACS by the Client, as the case may be, over a period of 18 months in equal installments as an adjustment to future Administrative Fee Payments.

 (b)           Warrants.  ACS shall grant Corporate Health Plans of America, Inc., an affiliate of the Client, warrants to purchase a total of 225,000 shares of ACS common stock at an exercise price equal to the closing price of the Common Stock of ACS reported on the American Stock Exchange as of the Effective Date.  The warrants shall vest 25% on the Effective Date and 25% on the subsequent anniversaries of the Effective Date and shall otherwise be in the form attached hereto as Attachment D.

5.	RECORDS, CONFIDENTIALITY AND HIPAA

5.1.           Maintenance and Accuracy of Records.  Both parties agree to maintain appropriate financial and administrative records related to the services provided and claims processed and paid under this Agreement and in accordance with applicable federal and state laws and regulations in an accurate and timely manner.  All such records shall be maintained for a minimum of three (3) years from the date of the making of the record.

5.2.           Audit.  During the term of this Agreement and for at least three (3) years after any particular transaction or payment obligation, Client shall keep and maintain detailed and accurate books and records with regard to all claims for services provided by ACS Network Providers.  ACS or its representatives shall be entitled, at a mutually agreeable time and date but in any event upon no less than fifteen (15) days prior written notice, to review, copy and audit such books and records and/or compliance with the terms of this Agreement during Client’s normal business office hours, all at ACS’ own expense; provided that Client will bear any such reasonable expense if the review or audit shows an underpayment of more than five percent (5%) for the period audited.  Underpayments by Client shown by any such audit shall be immediately paid by Client to ACS along with reimbursement of reasonable expenses incurred by ACS in conducting the audit.  The audit rights granted pursuant to this Section 5.2 shall also inure to Client with respect to ACS books and records as such relate to the transactions contemplated by this Agreement, and ACS shall keep and maintain detailed and accurate books and records with regard to such transactions during the existence of this Agreement and for at least three (3) years after any particular transaction or payment obligation.

5.3.           Confidential Business Information.  Client and ACS may from time to time receive confidential and proprietary business information, claim information, legal information or other information from the other party.  Client and ACS agree that such information (including ACS lists of payments under Provider Agreements, electronic claims processing systems, financial models and the financial provisions of this Agreement and related information which shall all be deemed confidential whether or not so marked) shall all be maintained in confidence and shall not be disclosed to any person or entity, or used for any purpose other than performance hereunder, except as authorized in writing by the party providing the information or as otherwise required by law.

5.4.           Confidentiality of Records; HIPAA.  ACS and Client shall safeguard the privacy of any health information that identifies a particular Participant.  ACS and Client shall abide by all federal and state laws regarding confidentiality and disclosure of medical records and other health and Participant information.  ACS recognizes that it may be considered to be a Business Associate of Client under the federal Health Insurance Portability and Accountability Act of 1996 (“ HIPAA “), and agrees to execute a Business Associate Agreement which shall be separately attached to and made a part of this Agreement.

6.	TERM AND TERMINATION

6.1.           Term; Renewal.  This Agreement shall commence on the Effective Date and shall continue in effect for a period of four (4) years unless terminated as provided herein (the “ Term “).  This Agreement shall renew automatically for successive one-year terms unless either party shall have delivered written notice of non-renewal to the other party at least ninety (90) days prior to the expiration of the then current term.

6.2.           Termination Without Cause.  ACS may terminate this Agreement without cause at any time during the Term of this Agreement by giving the Client ninety (90) days prior written notice of termination.  Client may terminate this Agreement without cause at any time during the Term of this Agreement by giving the Client two years prior written notice of termination.  If Client terminates the agreement without cause all monies and fees above [***] paid to the Client as described in section 4.2(a) of this Agreement shall be returned to ACS and the unvested Warrant set forth in Paragraph 4.2(b) shall terminate immediately.

6.3.           Termination for Cause.  Either party may terminate this Agreement if the other party breaches this Agreement and such breach has not been cured prior to the expiration of thirty (30) days after the non-breaching party’s delivery of written notice specifying such breach to the breaching party (referred to hereinafter as “cause”).  Cause would include a significant reduction (20%)in monthly Revenue from the account that would obviated the justification for the implementation payments.  If the Agreement is terminated with cause by ACS, all monies and fees above [***] paid to the Client as described in section 4.2(a) of this Agreement shall be returned to ACS and the Warrant set forth in Paragraph 4.2(b) shall terminate immediately.

7.	MISCELLANEOUS

7.1.           Entire Agreement; Assignment.  This Agreement (including all Attachments hereto) sets forth the entire agreement and understanding of the parties as to the subject matter hereof and supersedes all prior or contemporaneous understandings of any kind, whether written or oral.  Neither party may assign this Agreement or its rights hereunder, or delegate its duties except as provided by this Agreement, without prior written notice given to the other party.

7.2.           Amendment.  This Agreement, including its Attachments, may be amended or modified at any time during its term by written agreement of the parties.

7.3.           Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware not including the choice of law rules thereof.

7.4.           Severability.  If any part of this Agreement is held to be invalid, unenforceable, or illegal, such determination shall not affect any other provision of this Agreement, and this Agreement shall be construed as if the impermissible provision had never been contained herein, unless this would substantially deprive a party of benefits hereunder, in which case, either party may terminate this Agreement by giving 90 days advance notice of such termination.

7.5.           Relationship of the Parties.  ACS and Client are at all times acting and performing as independent contractors under the terms of this Agreement.  Neither party shall be considered a joint venture with the other party.  Neither party shall have any liability for the general debts nor obligations of the other party and each party shall hold the other party harmless from and against such general debts and obligations.

7.6.           Benefit.  This Agreement shall be binding upon and inure to the benefit of each party and its respective successors and permitted assigns.

7.7.           Notice.  Any notice or other communication required to be given hereunder shall be in writing and shall be delivered personally, sent by recognized overnight courier service, or sent by registered or certified mail, to the address shown on the signature page or at such other address as either party may designate in writing delivered to the other party.  Notice shall be effective upon receipt if delivered personally or on the date indicated on the return receipt, if mailed, or at such time as delivery is refused upon presentation.

7.8.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed or caused this Ancillary Care Services Network Access Agreement to be executed by their duly authorized representatives to be effective as first stated above.

“ACS” AMERICAN CARESOURCE HOLDINGS, INC. d/b/a ANCILLARY CARE SERVICES, INC.

BY:	/s/ David S. Boone	7/2/07
Name		Date

TITLE:	COO/CFO

“CLIENT” TEXAS TRUE CHOICE, INC.

BY:	/s/ Alan Scoggins	7/2/07
Name		Date

TITLE:	COO

Schedule A

[list of Texas True Choice subsidiaries to be provided]

ATTACHMENT A
COVERED SERVICES FOR CLIENT PARTICIPANTS

Ancillary Service Services include the following:

•	Hospice Services
•	Rehabilitation Services
•	Chiropractic
•	Infusion services
•	Sleep diagnostics
•	Diagnostic imaging & testing, lab
•	Dialysis
•	LTAC/SNF
•	Outpatient surgery centers
•	DME
•	Orthotics & prosthetics
•	Physical therapy
•	Massage therapy
•	Lithotripsy
•	Hearing aids
•	Pain management
•	Home health services
•	Urgent Care Services
•	Acupuncture

Such list of ancillary services is dynamic and subject to change by either party upon 60 days written notice.

Attachment B

Texas True Choice NVA
1st Quarter 2007 Analysis

Primary Service		Service Amt		Allowed Amt		ACS Client Amt		Additional Client savings	Additional Client savings %
Cardiac Monitoring	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Chiropractic	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Diagnostic Imaging	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Dialysis	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
DME	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Genetic Test	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Home Health	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Hospice	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Infusion Services	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Lab	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
O & P	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Podiatry	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Rehab	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Sleep Diagnostics	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Surgery Center	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Urgent Care Center	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Vision	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%
Total Analysis Group	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Total First Quarter Projections	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

Total Annual Projections	$	[***]	$	[***]	$	[***]	$	[***]	[***]	%

ATTACHMENT C

TTC FEE SCHEDULE

Administrative Fee
Months 1-12	[***]
Months 13-24	[***]
Months 25-32	[***]
Months 33-48	[***]

Implementation Payments

% of Payors Converted	Monthly Revenue Obtained	Implementation Fee Paid
33%	$250,000	[***]
50%	$890,000	[***]
75%	$1,600,000	[***]
95%	$2,600,000	[***]
		[***]

Note: the first payment has already been made to Texas True Choice

ATTACHMENT D

WARRANT

Void after 5:00 p.m. New York Time on May 21, 2012
Warrant to Purchase up to 225,000 Shares of Common Stock

WARRANT TO PURCHASE COMMON STOCK

OF

AMERICAN CARESOURCE HOLDINGS, INC.

This is to Certify that, FOR VALUE RECEIVED, CORPORATE HEALTH PLANS OF AMERICA, INC. or assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from AMERICAN CARESOURCE HOLDINGS, INC., a Delaware corporation (the “Company”), up to Two Hundred Twenty-Five Thousand (225,000) fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company (“Common Stock”) at a price of $1.84 per share during the period from May 21, 2007 to May 21, 2012 in accordance with the schedule set forth in Paragraph (a)(2) below, but not later than 5:00 p.m. New York City Time, on May 21, 2012.  The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time-to-time as hereinafter set forth.  In addition, the number of shares that may be purchased upon the exercise of this Warrant is subject to reduction as set forth in Paragraph (a)(1) below.  The shares of Common Stock deliverable upon such exercise, and as adjusted from time-to-time, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

(a)           SPECIAL TERMS, VESTING AND EXERCISE OF WARRANT

(1)           SPECIAL TERMS.  The Holder has entered into an Ancillary Care Services Network Access Agreement with the Company, dated May 21, 2007 (the “Network Access Agreement”), having a term of four (4) years.  The Network Access Agreement may be terminated under certain circumstances by either party prior to the end of the four (4) year term  (“Early Termination”).  Should an Early Termination of the Network Access Agreement occur, this Warrant shall promptly terminate and be of no force or effect with respect to all unvested shares as described below immediately upon the delivery by either party of a Notice of Early Termination in accordance with the terms of the Network Access Agreement.

(2)           VESTING SCHEDULE.  This Warrant may be exercised through 5:00 p.m. on May 21, 2012 to the extent of the number of vested shares of Common Stock set forth below if upon each such anniversary date, an Early termination has not occurred, as follows:

Date	Number of Shares Vesting
May 21, 2007	56,250
May 21, 2008	56,250
May 21, 2009	56,250
May 21, 2010	56,250

Upon an Early Termination, no additional shares shall vest and all such shares listed above opposite the column for any date following an Early Termination, shall be unvested shares.

(3)           EXERCISE OF WARRANT.  The vested portion of this Warrant may be exercised in whole or in part at any time or from time-to-time on or after the date indicated above to May 21, 2012 (the “Exercise Period”); provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day that shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety (“Change of Control”), the Warrant shall be deemed, on and after the date of such Change of Control to be fully vested and the Holder shall have the right to exercise this Warrant commencing at such time through May 21, 2012 into the kind and amount of shares of stock and other securities (including cash) receivable by a holder of the number of shares of Common Stock into which this warrant might have been exercisable as fully vested.  This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form.  As soon as practicable after each such exercise of the warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

(4)           TERMINATION FOR CAUSE.  Notwithstanding the provisions set forth herein, if the Agreement is terminated by the Company for cause under Section 6.3 of the Network Access Agreement, the Warrant terminates and vested options may not be exercised.

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(b)           RESERVATION OF SHARES.  The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

(c)           FRACTIONAL SHARES.  No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

(1)           If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ Stock Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing price and asked prices for such day on such exchange or market; or

(2)           If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the NASDAQ Capital Market or the NASDAQ OTC Bulletin Board, the current market value shall be the average of the closing price and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported price and asked prices reported by NASDAQ on the last business day prior to the date of the exercise of this Warrant; or

(3)           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

(d)           EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company or at the office of it stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term “Warrant” as

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used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(e)           RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(f)           ANTI-DILUTION PROVISIONS.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time-to-time in case the Company shall:  (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.  Such adjustment shall be made successively whenever any event listed above shall occur.

Whenever the Exercise Price payable upon exercise of each Warrant is adjusted as set forth in this Section (f), the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(g)           RECLASSIFICATION AND REORGANIZATION.  Except for a Change of Control as described in Section 3 hereof, in case of any reclassification, capital reorganization or other change of the characteristics of outstanding shares of Common Stock of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change by a holder of the number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, reorganization or change of the characteristics of outstanding shares of Common Stock of the

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Company.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Section (g) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock.  In the event that in connection with any such capital reorganization or reclassification, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section (f) hereof.

(h)           COMPLIANCE WITH SECURITIES ACT.

(1)           Unregistered Securities.  The Holder acknowledges that neither this Warrant, nor the Warrant Shares, have been registered under the Securities Act and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Securities Act covering this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable “blue sky” or state securities law then in effect, or (ii) the availability of an exemption from any such registration and qualification.

(2)           Legend.  Any certificates delivered to the Holder representing Warrant Shares shall bear the following legend or a legend in substantially similar form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF AN EXEMPTION FROM REGISTRATION IS THEN AVAILABLE.”

(i)           GOVERNING LAW.  This Warrant will be governed by and construed in accordance with and governed by the laws of Delaware, without giving effect to the conflict of law principles thereof.

(j)           NOTICES.  All notices, requests and other communications hereunder shall be in writing, shall be either (i) delivered by hand, (ii) made by facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, postage prepaid, return receipt requested.   In the case of notices from the Company to the Holder, they shall be sent to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.  All notices from the Holder to the Company shall be delivered to the Company at its offices at 5429 Lyndon B. Johnson Freeway, Suite 700, Dallas, TX 75240 facsimile (972) 308-6830 or such other address or facsimile number as the Company shall so notify the Holder.  All notices, requests and other communications hereunder shall be deemed to have been given (i) by hand, at the time of the delivery thereof to the receiving party at the address of such party

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described above, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notices is delivered to the courier service, or (iv) if sent by registered mail, on the fifth (5th) business day following the day such mailing is made.

AMERICAN CARESOURCE HOLDINGS, INC.

By:
David S. Boone Chief Financial Officer, Chief Operating Officer and Secretary

Dated as of:  July 2, 2007

Attest:

Controller

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PURCHASE FORM

Dated __________, 20__

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of Common Stock and hereby makes payment of ______ in payment of the actual price thereof.

_________________________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name ___________________________
(Please typewrite or print in block letters)

Address: _________________________

Signature _________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto

Name ________________________
(Please typewrite or print in block letters)

Address _______________________

the right to purchase Common Stock represented by this Warrant to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________ as attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date __________, 20___

Signature

ATTACHMENT E
CLIENT BENEFIT PLANS

AMENDMENT TO NETWORK ACCESS AGREEMENT

This Amendment to Network Access Agreement (“Amendment”) is made and entered into as of December 31, 2009 by and between American CareSource Holdings, Inc. d/b/a Ancillary Care Services, Inc. (“ACS”), and Viant, Inc. (“Client”).

WHEREAS, ACS and Texas True Choice, Inc. (as predecessor-in-interest to Client) have entered into a Network Access Agreement dated as of July 2, 2007 (the “Original Agreement”); and

WHEREAS, ACS and Client desire to memorialize the understanding that the parties hereto have been operating under since October 1, 2007 and desire to amend the Original Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.           Effective October 1, 2007, Attachment C of the Original Agreement is hereby superseded and amended to read in its entirety as set forth on Annex 1 hereto.

2.           This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3.           Except as otherwise explicitly provided in this Amendment, the Original Agreement remains unchanged and in full force and effect.

[Signature Pages Follow]

The parties have executed this Amendment as of the date first set forth above.

ACS:

AMERICAN CARESOURCE
HOLDINGS, INC. d/b/a ANCILLARY CARE SERVICES, INC.

By:	/s/ David S. Boone
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO NETWORK ACCESS AGREEMENT

The parties have executed this Amendment as of the date first set forth above.

CLIENT:

VIANT. INC.

By:	/s/ Alan Scoggins
Name: Alan Scoggins
Title: Vice President

SIGNATURE PAGE TO AMENDMENT TO NETWORK ACCESS AGREEMENT

Annex 1

ATTACHMENT C

TTC FEE SCHEDULE

Administrative Fee
Months 1-12	[***]
Months 13-24	[***]
Months 25-32	[***]
Months 33-48	[***]

Implementation Payments

% of Payors Converted	Monthly Revenue Obtained	Implementation Fee Paid
33%	$250,000	[***]
50%	$890,000	[***]
		[***]

Note: both payments have already been made to Texas True Choice